UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LSI CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the LSI Corporation Annual Meeting of Stockholders to be held on May 14, 2009

LSI CORPORATION
1110 AMERICAN PARKWAY NE
ROOM 12K-301
ALLENTOWN, PA 18109

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Meeting Information

LSI Corporation Annual Meeting of Stockholders

For holders as of: 03/17/09

Date: 05/14/09 **Time:** 9:00 A.M., Pacific Time

Location: LSI Corporation
1621 Barber Lane
Milpitas, CA 95035

You are receiving this communication because you are a stockholder of LSI.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.lsiproxy.com* or easily request a paper copy by following the instructions on the other side of this sheet.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the other side of this sheet for information about how to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

The following materials are available in connection with our annual meeting:

Letter to Stockholders   Proxy Statement   Annual Report on Form 10-K

You can view these materials online or request a paper or e-mail copy.

How to View Online:

Visit: *www.lsiproxy.com*

How to Request a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

To facilitate timely delivery, please make the request as instructed above on or before 04/30/09.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet: To vote by Internet, go to *www.proxyvote.com*. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Phone: You can find instructions for voting by phone in the proxy statement.

Vote In Person: You can vote in person at the annual meeting. You can obtain directions to the meeting at www.lsiproxy.com. Please bring this notice - it will act as your admission ticket. We will provide a ballot you can use to vote at the meeting.

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Voting Items

At the annual meeting, stockholders will be voting on the following matters:

1. The election of directors. The nominees are:

    1a. Charles A. Haggerty

    1b. Richard S. Hill

    1c. John H.F. Miner

    1d. Arun Netravali

    1e. Matthew J. O'Rourke

    1f. Gregorio Reyes

    1g. Michael G. Strachan

    1h. Abhijit Y. Talwalkar

    1i. Susan M. Whitney

The Board of Directors recommends a vote FOR each nominee named on this sheet and FOR proposals 2 and 3.

2. To ratify the Audit Committee's selection of our independent auditors for 2009.

3. To approve our amended Incentive Plan.

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